                                                                    Exhibit 10.6



                                                    TELECOMMUNICATIONS POLITIC
                                                    AND GENERAL DIRECTION

                                                    112      2524



                                                   Mexico City, October 12, 1998


LIC. JORGE HALVAS BEGOVICH
LEGAL REPRESENTATIVE OF
IUSACELL PCS; S.A. DE C.V.
PRESENT
                                                                            2572


We are formally delivering you the Title of Concession for Determined Use Frequency Bands for the Delivery of the Wireless Fixed or Mobile Access Service in Region 1, granted by the Federal Government through the Ministry of Communications and Transportation in favor of Iusacell PCS, S.A. de C.V.

The previous pursuant writing dated on May 18, 1998, in which the Full of the Federal Telecommunications Commission voted in favor of your representative, to allocate licitation 4PCSE1.





                                  Yours truly,
                                  EFFECTIVE SUFRAGE, NO REELECTION
                                  General Director



                                  Ing. Leonel Lopez Celaya

Cc Lic. Jorge Nicolin.-  Under Secretary of Communications

MINISTRY OF COMMUNICATIONS
 AND TRANSPORTATION
UNDER MINISTRY OF COMMUNICATIONS

                                                                           #2572














                    TITLE OF CONCESSION FOR THE RADIOELECTRIC
                    SPECTRUM FREQUENCY BANDS TO DELIVER THE
                   WIRELESS FIXED OR MOBILE ACCESS SERVICE IN
                                    REGION 1










                           IUSACELL PCS, S.A. DE C.V.

   CONCESSION TO USE AND EXPLOIT A RADIOELECTRIC SPECTRUM FREQUENCY BAND FOR A
       DETERMINED USE IN THE MEXICAN UNITED STATES, GRANTED BY THE FEDERAL GOVERNMENT THROUGH THE MINISTRY OF COMMUNICATION AND TRANSPORTATION
        (HEREIN MINISTRY) IN FAVOR OF IUSACELL PCS, S.A. DE C.V. (HEREIN CONCESSIONAIRE), IN ACCORDANCE TO THE FOLLOWING BACKGROUND AND CONDITIONS:

                                   BACKGROUND

I. The Concessionaire filed an application before the Federal Telecommunications Commission (herein Commission), dated on October 17, 1997, to participate in the licitation for the granting of concessions for the use and exploit of radioelectric spectrum frequency bands for the delivery of the wireless fixed or mobile access service in compliance with Invitation published in the Official Gazette of the Federation on June 9, 1997, (herein Invitation), and the pertaining licitation Basis published in the Official Gazette of the Federation on June 30, 1997 and their modifications published in the Official Gazette of the Federation on June 4, August 15, September 3 and 4, November 12, 1997 (herein Basis).

II. The Full of the Federal Commission for Competition resolved in session celebrated on November 4, 1997, not to object nor condition the participation of the Concessionaire in the licitation mentioned hereinbefore, modifying said resolution in writing 3-101-(777)-97-490 dated on November 4, 1997.

III. The Ministry, through the Commission, analyzed and stated the Concessionaire's application documentation, and according to the licitation procedure foreseen in the Basis, and pursuant to Articles 14, 15, 16, 17 and others pertaining to the Federal Law of Telecommunications, resolved with writing CFT/D01/P/557/97 dated on November 5, 1997, to grant the Concessionaire the Qualification Certificate for an application duly integrated and which satisfied the requirements for that purpose.

IV. The Commission, with writing CFT/D01/P/621/97 dated on November 14, 1997, solved to grant the Concessionaire a Participation Certificate due to the fact that on November 7, he presented the pertaining Formality Guarantee, granting in the same act, a confidentiality password to participate in the licitation process. Since the Concessionaire presented the highest valid bid for licitation 4PCSE1 of said licitation, in compliance to the Licitation Guide delivered to the Concessionaire, the Full of the Commission voted in favor of the Concessionaire on May 18, 1998, granting the concession of said.

V. On September 30, 1998, the Concessionaire paid the pertaining consideration to the Federal Government, thus, founded on Articles 36, fraction III, of the Organic Law of Federal Public Administration; 10, fraction II; 11, fraction I; 12, 14, 18, 19 and others pertaining to the Federal Law of Telecommunications; fourth and fifth, fraction XI of the Inner Bylaw of the Ministry of Communications and Transportation, the Ministry grants the Concession to use and exploit a radioelectric spectrum frequency band for the delivery of wireless fixed or mobile access service through a public telecommunications network, which shall be subject to the following:

                                   CONDITIONS

                                  Only Chapter
                               General Provisions

1. Definition of terms. For the purpose of this document, the following definitions and terms will have the next meaning:

1.1 Wireless access. Two-direction radioelectric link service between a public telecommunications network and the final user for the transmission of sings, signals, writings, images, voice, sound or information of any nature;

1.2 Concession: that contained in this Title to use and exploit a radioelectric frequency band to deliver wireless fixed or mobile access services.

1.3 Law: the Federal Law of Telecommunications:

1.4 Interconnection: physical and logic connection between two public telecommunication networks that allows carrying traffic between the exchanges of both networks. Interconnection allows users in one network to connect and carry traffic with users in the other network, or to have access services rendered by the other network;

1.5 Interoperation: technical features of a group of interconnected public telecommunications networks through which the provision of a specific service is constantly and predictably assured under the terms of the functional delivery of services between networks;

1.6 Fundamental Plans: the Signaling Technical Fundamental Plan and the Numbering Technical Fundamental Plan, issued on June 21, 1996, and those issued in the future by the Ministry or the Commission; and

1.7 Rules: Local Service Rules, published in the Official Gazette of the Federation on October 23, 1997, or those that may substitute them in the future.


2. Purpose of the Concession: This Title grants a Concession for the use and exploitation of the radioelectric spectrum frequency band indicated in number
3.1. to deliver wireless fixed or mobile access services, which, pursuant with the title of concession granted to install, operate and exploit a public telecommunications network and their pertaining Annexes, the Concessionaire shall render to the final user through its public telecommunications network in Region 4, which includes the states of Baja California and Baja California Sur and the municipality of San Luis Rio Colorado, Sonora.

3. Technical Specifications. The technical specifications for the use and exploitation of the frequency band object of this Concession, shall be subject to the Law, its bylaws, Mexican official rules, international recommendations and other applicable administrative provisions, as well as technical and administrative provisions stated in international agreements and applicable protocols accepted by the Mexican Government, and the technical specifications and operation features indicated hereinafter.

3.1 Frequency bands. During the term of this Concession, the Concessionaire may use the 1885-1890 MHz frequency band for the lower segment and the 1965-1970 MHz frequency band for the upper segment, with a total bandwidth of 10 MHz, within the coverage area indicated in number 3.4.

3.2 Operation parameters. The concessionaire shall provide the Ministry, the information that follows, 90 (ninety) natural days before the operation of the Network begins in the pertaining region. The information that has modifications in the initial project shall be updated every six months before the Ministry.

Frequency bands, maximum distance among radio bases, maximum apparent radio base radiated power, access technique and reference rule, frequency plan (in its case), location of radio bases (address and geographical coordinates), height of antennas and radiation pattern, total number of subscribers per region (beginning with the first semester of operation).

In compliance with the Law, all equipment, radio bases and terminal sets of the user shall have the pertaining homologation certificate, which shall be indicated by the Concessionaire in what pertains to its own systems.

3.3 Location of radio base, repeater and exchange stations. The Concessionaire shall deliver to the Commission every six months, the information pertaining to the location of radio base, repeaters and exchange stations installed for the delivery of the service under the concession.

3.4 Coverage Area. Region 4 includes the states of Baja California and Baja California Sur and the municipality of San Luis Rio Colorado, Sonora.

4. Coverage obligations. The Concessionaire shall, within 3 (three) years beginning with the date the Concession was granted, offer the services under the concession with its own Network in the municipalities or politic delegations which, according to the last available census, have 20% (twenty per cent) of the total population of the region under concession. In a 5 (five) year term beginning with the date the Concession was granted, it shall offer the services under the concession with its own Network in the municipalities or politic delegations which, according to the last available census, have 50% (fifty per cent) of the total population of the region under the concession.

With the purpose that the municipality or politic delegation is considered with services, the Concessionaire shall be able to deliver them with no discrimination, whenever any user requests it, in a geographical area with 40% (forty per cent) of the population from the municipality or politic delegation.

Six (6) months before the termination of every five-year period beginning with the date the Concession was granted, the Concessionaire shall agree with the Commission the Network coverage program for the following five-year term. The Commission shall approve the coverage program that the Concessionaire shall apply, before the beginning of the corresponding five-year term, taking into account the objectives of the Law the economic liability of said program as foreseen in Article 50 of said order.

The failure to fulfill the obligations stated hereinbefore will cause the revocation of the Concession under the terms of fraction IV Article 38 of the Law.

5. Investment program. The Concessionaire is compelled to make the necessary investments with the purpose to fulfill the coverage obligations referred to in numeral 4.

6. Services that the Concessionaire may deliver. The radioelectric spectrum frequency band for determinate use matter of this Concession will be destined to the solely deliver of wireless fixed or mobile access service through the public telecommunications network, included in Annex "A" of the Concession to install, operate and exploit a public telecommunications network granted by the Federal Government through the Ministry in favor of the Concessionaire.

The Ministry may, however, prior suggestion by the Commission, authorize the delivery of additional services within the frequencies object of this Concession, and under express request by the Concessionaire, whenever the delivery of the services does not imply interference with fixed or mobile access services operating in the frequency band matter of the Concession, being necessary that the Concessionaire is fulfilling the commitments of its title of Concession.

6.1 Each telecommunications service delivered to the final user will be subject to applicable legal, ruling and administrative provisions.

7. Operation conditions of the wireless fixed or mobile access service through a public telecommunications network.

7.1 The Concessionaire shall provide the services authorized in Annex "A" of its title of concession to install, operate and exploit a public telecommunications network, with its own network.

7.2 The Concessionaire shall provide the services authorized charging the rates previously registered before the Commission under the terms of the Law, being the Concessionaire the direct responsible party before the Ministry and users of said service provision.

7.3 The agreements the Concessionaire would like to celebrate with the subscribers, shall be previously approved by the Commission.

7.4 The Concessionaire shall have a separate accounting for the delivery of the different services; in addition he shall apply the commercial tariffs and conditions previously registered in the Telecommunications Registry, and apply said tariffs and conditions in a non discriminatory way.

7.5 The Concessionaire, in compliance with the laws, by laws, rules, technical and fundamental current plans and other administrative, general and applicable provisions, shall interconnect his Network with other networks authorized by the Ministry that may require it in a non discriminatory way. In case they may not reach an agreement in interconnection, the Commission shall give a resolution.

7.6 The Concessionaire shall give notification to the Commission as soon as it learns about unauthorized users in the bands object of this Concession.

7.7 The Concessionaire, under the terms of Article Fifth Transitory of the Law, is compelled to follow the terms and conditions of the titles of concession and permissions granted before the Law came into effect, in which the use of frequencies that are part of the frequency band indicated in numeral 3.1. is contemplated. With that purpose, the Concessionaire will be subject to Administrative Resolutions issued by the Ministry or the Commission for that purpose.

8. Consideration. The Concessionaire turned over to the Federal Government $137,870,000.00 (One Hundred and Thirty-seven Million, Eight Hundred and Seventy Thousand Pesos 00/100 Mexican Currency) plus the Value Added Tax for the Title of the Concession.

9. Term. The term of this Concession will be of 20 (twenty) years beginning with the date the Concession was granted.

The Concession may be extended as deemed by the Ministry pursuant to the Law, for which, the Ministry itself may require, in its case, the payment of a consideration which amount will be fixed taking into account, among other criteria, the radioelectric spectrum frequency bandwidth under concession, the geographical coverage of the Concession, and the new services that may be delivered in said bands. In case the Concessionaire does not accept the conditions established by the Ministry to extend the term of the Concession, the Ministry, exercising the authority of the State in the matter, and to assure the continuity and modernization of the services, shall make a licitation with said radioelectric spectrum frequency band before the termination of the term of the Concession.

10. Applicable Law. The use and exploitation of the radioelectric spectrum frequency band object of the Concession shall be subject to the Political Constitution of the Mexican United States, the Law and other laws stated in
Article 8 of said legal order, as well as international treaties, laws, bylaws, decrees, Rules, technical fundamental plans, Mexican official rules, resolutions, agreements, writings and other administrative provisions issued by the Ministry and the Commission, as well as the conditions established in this Concession.

In addition, in what is not foreseen in the Concession, the Title of Concession to install, operate and exploit a public telecommunications network granted by the

Federal Government through the Ministry in favor of the Concessionaire will be applied in a supplementary way.

The Concessionaire agrees that if legal and administrative provisions referred to in the previous paragraph to which this Concession is subject to, were repealed, modified or added, the Concessionaire will be subject to the new legislation and administrative provisions, beginning with the date they come into effect.

11. The Concessionaire declares that the domicile to hear or receive all kinds of notifications and documents is located in Prolongacion Reforma 1236, P.H., Colonia Santa Fe, Delegacion Cuajimalpa, C.P. 05348, Mexico, D.F.

In case the Concessionaire changes the domicile stated before, it shall notify said change to the Commission, within the 15 (fifteen) days that follow the change.

7. Jurisdiction. The Concessionaire agrees that for the interpretation and execution of this Title of Concession, excluding that which shall be administratively solved by the Ministry or the Commission, it expressly submits to the Legislation of Mexico City, Federal District, leaving without effect any jurisdiction that may correspond to its actual or future domicile.

                Mexico City, Federal District, October 12, 1998.


                  MINISTRY OF COMMUNICATIONS AND TRANSPORTATION
                                  THE MINISTER
                              CARLOS RUIZ SACRISTAN

                                    (signed)


                               THE CONCESSIONAIRE
                           IUSACELL PCS, S.A. DE C.V.

                                    (signed)


                              LEGAL REPRESENTATIVE
                              JORGE HALVAS BEGOVICH

Rubber stamp on each page: Mexican United States. Lic. Francisco I Hugues Velez. Notary No. 212. Mexico, Federal District.

FRANCISCO I. HUGUES VELEZ, HEAD NOTARY NUMBER TWO HUNDRED AND TWELVE OF THE FEDERAL DISTRICT CERTIFY: THAT THE PRESENT PHOTOSTAT COPY COMPRISING NINE SHEETS ON ONE SIDE ONLY SEALED AND NUMBERED ARE AN ACCURATE REPRODUCTION OF ITS ORIGINAL WHICH I HAD IN MY SIGHT AS APPEARS IN WRITING NUMBER TWO THOUSAND FIVE HUNDRED AND SEVENTY-TWO ON THIS DATE, BOOK NUMBER ONE OF NOTARY TWO HUNDRED AND ELEVEN IN THE SAME DISTRICT UNDER LIC. JOSE EUGENIO CASTANEDA ESCOBEDO, MY PARTNER.- MEXICO, FEDERAL DISTRICT. OCTOBER THE FIFTEENTH, 1998.


HEAD OF THE NOTARY NO. 212 OF THE FEDERAL DISTRICT
(signed)
LIC. FRANCISCO I. HUGUES VELEZ
Ivm
(Rubber stamp as above)

                                                    TELECOMMUNICATIONS POLITIC
                                                    AND GENERAL DIRECTION

                                                    112      2525



                                                   Mexico City, October 12, 1998


LIC. JORGE HALVAS BEGOVICH
LEGAL REPRESENTATIVE OF
IUSACELL PCS; S.A. DE C.V.
PRESENT


We are formally delivering you the Title of Concession of Public
Telecommunications Network for the Delivery of the Fixed or Mobile Wireless Access Service in Regions 1 and 4, granted by the Federal Government through the Ministry of Communications and Transportation in favor of Iusacell PCS, S.A. de C.V.

The previous pursuant writing dated on May 18, 1998, in which the Full of the Federal Telecommunications Commission voted in favor of your representative, to allocate licitation 4PCSE1 and 16 PCSE4..





                                  Yours truly,
                                  EFFECTIVE SUFRAGE, NO REELECTION
                                  General Director



                                  Ing. Leonel Lopez Celaya

Cc Lic. Jorge Nicolin.-  Under Secretary of Communications

MINISTRY OF COMMUNICATIONS
 AND TRANSPORTATION
UNDER MINISTRY OF COMMUNICATIONS

                                                                           #2572










                       TITLE OF CONCESSION FOR THE PUBLIC
                   TELECOMMUNICATIONS NETWORK TO DELIVER THE
                   WIRELESS FIXED OR MOBILE ACCESS SERVICE IN
                                 REGIONS 1 AND 4






                           IUSACELL PCS, S.A. DE C.V.

CONCESSION TO INSTALL, OPERATE AND EXPLOIT PUBLIC TELECOMMUNICATIONS NETWORK GRANTED BY THE FEDERAL GOVERNMENT THROUGH THE MINISTRY OF COMMUNICATION AND TRANSPORTATION (HEREIN MINISTRY) IN FAVOR OF IUSACELL PCS, S.A. DE C.V. (HEREIN CONCESSIONAIRE), IN ACCORDANCE TO THE FOLLOWING BACKGROUND AND CONDITIONS:

                                   BACKGROUND

I. The Concessionaire filed an application before the Federal Telecommunications Commission (herein Commission), dated on October 17, 1997, to participate in the licitation for the granting of concessions for the use and exploitation of radioelectric spectrum frequency bands for the delivery of the wireless fixed or mobile access service in compliance with Invitation published in the Official Gazette of the Federation on June 9, 1997, (herein Invitation), and the pertaining licitation Basis published in the Official Gazette of the Federation on June 30, 1997 and their modifications published in the Official Gazette of the Federation on June 4, August 15, September 3 and 4, November 12, 1997 (herein Basis). Said application was filed with the additional purpose to gain a concession to install, operate and exploit a public telecommunications network in compliance with Articles 18, last paragraph and 24 of the Federal Law of Telecommunications.

II. The Full of the Federal Commission for Competition resolved in session celebrated on November 4, 1997, not to object nor condition the participation of the Concessionaire in the licitation mentioned hereinbefore, modifying said resolution in writing 3-101-(777)-97-490 dated on November 4, 1997.

III. The Ministry, through the Commission, analyzed and stated the Concessionaire's application documentation, and according to the stages of the licitation procedure foreseen in the Basis, and pursuant to Articles 14, 15, 16, 17 and others pertaining to the Federal Law of Telecommunications, resolved with writing CFT/D01/P/557/97 dated on November 5, 1997, to grant the Concessionaire the Qualification Certificate for an application duly integrated and which satisfied the requirements for that purpose.

IV. The Commission, with writing CFT/D01/P/621/97 dated on November 14, 1997, solved to grant the Concessionaire a Participation Certificate due to the fact that on November 7, he presented the pertaining Formality Guarantee, granting in the same act, a confidentiality password to participate in the licitation process. Since the Concessionaire presented the highest valid bid , the Full of the Commission stated in writing no. P/180598/1017, dated on May 18, 1998, to vote in favor of the Concessionaire granting the concessions for licitation 4PCSE1 and 16PCSE4 in compliance to the Basis.

V. According to Article 18 of the Federal Law of Telecommunications, in case the exploitation of the services object of the concession for radioelectric spectrum, require a concession for public telecommunication network, that shall be granted in the same administrative act.

VI. Iusacell PCS, S.A. de C.V. with writing dated on July 14, 1998, requested the Ministry a title of concession to install, operate and exploit a public telecommunications network before the granting of the concessions for the radioelectric spectrum frequency bands allocated in licitations 4PCSE1 and 16PCSE4 for the delivery of wireless fixed or mobile access services. The Commission, in Agreement P/240798/0518 by the Full dated on July 24, 1998, voted in favor to grant a concession to install, operate and exploit a public telecommunications network, conditioning the beginning of the delivery of services to the granting of the title of concession for the pertaining radioeletric spectrum frequency band.

VII. The Ministry, through the Commission, analyzed and evaluated the pertaining documentation under requirement of the Concessionaire to have a concession to use and exploit radioelectric spectrum frequency bands for the delivery of wireless fixed or mobile access services through a public telecommunications network, stating that said fulfilled and satisfied the requirements of the Federal Law of Telecommunications and other applicable provisions. Thus, founded on Articles 36, fraction III, of the Organic Law of Federal Public Administration; 11, fraction II; 12, , 18, 24, 25, 26, 27 and others pertaining to the Federal Law of Telecommunications; fourth and fifth of the Inner Bylaw of the Ministry of Communications and Transportation, the Ministry grants the Concession to install, operate and exploit a public telecommunications network, which shall be subject to the following:

                                   CONDITIONS

                                   CHAPTER ONE
                               GENERAL PROVISIONS

1.   DEFINITIONS AND SCOPE OF THE CONCESSION.

1.1 Definition of terms. For the purpose of this document, the following definitions and terms will have the next meaning:

1.1.1. Wireless access. Two-direction radioelectric link service between a public telecommunications network and the final user for the transmission of sings, signals, writings, images, voice, sound or information of any nature;

1.1.2. Concession: That contained in this Title to install, operate and exploit a public telecommunications network.

1.1.3. Law: the Federal Law of Telecommunications:

1.1.4. Interconnection: physical and logic connection between two public telecommunication networks that allows carrying traffic between the exchanges of both networks. Interconnection allows users in one network to connect and carry traffic with users in the other network, or to have access services rendered by the other network;

1.1.5. Interoperation: technical features of a group of interconnected public telecommunications networks through which the provision of a specific service is constantly and predictably assured under the terms of the functional delivery of services between networks;

1.1.6. Fundamental Plans: the Signaling Technical Fundamental Plan and the Numbering Technical Fundamental Plan, issued on June 21, 1996, and those issued in the future by the Ministry or the Commission; and

1.1.7. Network: the Public telecommunications network object of the concession.


1.2. OBJECT OF THE CONCESSION. This Title grants a Concession to install, operate and exploit a public telecommunications network to deliver the services described in the annex(es) of the Concession, under the terms and conditions indicated in the same.

1.3. SERVICES. The Concessionaire is compelled to install, operate and exploit the Network, and deliver the services referred to in the annexes herein, under the terms and conditions indicated in the same. The Concessionaire is, as well, compelled to submit under approval by the Commission, before their application, the agreements to be entered into with users regarding the delivery of services referred to in the annexes of this Concession, in compliance with the legal, ruling and administrative applicable provisions.

The Concessionaire may deliver services additional to those included in the annex(es) of this Concession, prior favorable resolution by the Ministry. With that purpose, the Concessionaire shall file an application to the satisfaction of the Ministry, fulfilling the requirements of Article 24 of the Law and other provisions that may be applicable, without the prejudice that in the event that concessions for the radioelectric spectrum frequency band are required, they shall be granted through public licitation pursuant Article 14, and other applicable articles of the Law.

To gain an authorization or Concession referred to in the previous paragraph, the Concessionaire shall have fulfilled the obligations derived from the Concession.

Under the terms of Article 33 of the Law, the Concessionaire may deliver value added services, prior registry before the Commission.

1.4. MODIFICATION OF COVERAGE. If the Concessionaire wants to extend or reduce the coverage area of the Network, it shall require previous authorization from the Commission, except in the cases of modifications in the coverage on radioelectric spectrum bands, which, in its case, shall be authorized by the Ministry.

The Commission or the Ministry, shall solve the requirement for the extension or reduction of coverage in a term no longer than 120 (one hundred and twenty) natural days beginning with the reception of the application, whenever the Concessionaire has fulfilled the obligations derived from the Concession.

1.5. TERM. The term of this Concession will be of 20 (twenty) years beginning with the date the Concession was granted, and may be extended according to
Article 27 of the Law.

1.6. BEGINNING OF OPERATIONS. Before the Network begins operating, and to deliver the services object of the Concession, the Concessionaire shall credit before the Ministry, that the subscribed and paid capital is equivalent or more than 185,533 million Mexican pesos, amount gained based on the data contained in year 1 (one) of its Business Plan, filed under request in number 1 off this Concession. In addition, the Concessionaire is compelled to keep a ratio of total assets to accounting capital that does not exceed 1.64 under the terms of the Business Plan indicated hereinbefore, during the first five years of operation as Concessionaire of a public telecommunications network.

1.7. APPLICABLE LAW. The installation, operation and exploitation of the Network and the services included in the Concession shall be subject to the Political

Constitution of the Mexican United States, the Law and other supplementary laws stated in Article 8 of said legal order, as well as international treaties, laws, bylaws, decrees, Rules, technical fundamental plans, Mexican official rules, resolutions, agreements, writings and other administrative provisions issued by the Ministry or the Commission, as well as the conditions established in this Concession.

The Concessionaire agrees that if the legal and administrative provisions referred to in the previous paragraph to which this Concession is subject to, were repealed, modified or added, the Concessionaire will be subject to the new legislation and administrative provisions, beginning with the date they come into effect.

1.8. OTHER CONCESSIONS. The Concession grants no exclusivity rights to the Concessionaire, thus the Ministry may grant other Concessions within the same geographical area to third parties to install, operate and exploit one or more public telecommunications networks to deliver services identical or similar to those included in this Concession.

1.9. TRANSFER OF RIGHTS. The Concessionaire may transfer, partially or totally, prior authorization by the Ministry, the rights and obligations established in the Concession under the terms of Article 35 of the Law.

1.10. DELIVERY OF SERVICES THROUGH AFFILIATES OR SUBSIDIARIES. Prior authorization by the Ministry, the Concessionaire may render the services included in this Concession through affiliate or subsidiary companies, whenever it credits, to the satisfaction of the latter, that said companies have the necessary financial capability to deliver the services under concession. The concessionaire, however, will be the only responsible party before the Ministry for the obligations derived from the Concession.

1.11. POWERS OR MANDATES. In no case may the Concessionaire grant general powers or mandates for administration acts or possession acts that are irrevocable and that have the purpose or give the holder, authority to exercise the rights and obligations of the Concession.

1.12. OBLIGATIONS. When the Concessionaire constitutes an obligation on the Concession or the rights derived from it, it shall make a registry referred to in Article 64 of the Law, within 30 (thirty) natural days, beginning with the date of its constitution.

The document that states the guaranty, shall expressly establish that the execution of said may in any moment grant the power of concessionaire to the creditor.

For the Concession to be granted to a creditor or a third party, the Ministry shall authorize the transfer of rights under the terms of Article 35 of the Law or give a concession pursuant article 24 of said, without including in this case the radioelectric frequency bands.

1.13. CITIZENSHIP. The Concessionaire will not have other rights than those granted by the Mexican laws to Mexican citizens, thus, the partnership and their foreign partners, in its case, are compelled to ask or accept no diplomatic intervention from a foreign country, under penalty of losing in benefit of the Nation, all goods and rights they may have acquired to install, operate and exploit the Network.

1.14. INVESTMENTS. Under the terms of Title Fifth of the Law of Foreign Investment, neutral investment will not be computed to determine the percentage of foreign investment in the equity of the Concessionaire.

1.15. COMPANIES WITH STATE PARTICIPATION OF FOREIGN COUNTRIES. Shares from companies with state participation of foreign countries which are not considered authorities by the inner legislation of the origin country and with legal character, will not be considered shares from a foreign government or state.

1.16. SUBSCRIPTION AND TRANSFERENCE OF STOCKS AND SHARES. The Concessionaire is compelled to file before the Ministry and the Commission, at the most on April 30 (thirty) of every year, a list of shareholders with 5% (five per cent) or more of the company's equity, as well as the name of the natural persons with a direct or indirect participation of 10% (ten per cent) or more of the equity of the company, its ten main shareholders and the pertaining participation percentages accompanies by the information required by the Commission.

In the event of any supposed subscription or transference of stocks or shares in an act or series of acts, which represent a 10% (ten per cent) or more of the equity of the partnership, the following regime shall be observed:

1.16.1. The Concessionaire shall notify the Ministry the intention of the interested parties to subscribe or transfer stocks or shares, accompanying the notification with the information of the persons interested in acquiring stocks or shares;

1.16.2. The Ministry will have a term of 90 (ninety) natural days, beginning with the presentation of the notification, to give written objection and justified cause for the execution of the operation, and

1.16.3. If the 90-day term passes and the Ministry did not filed the objection to the operation, it shall be deemed approved.

Only those operations without objection by the Ministry may, in its case, be subscribed in the shareholders registry book or the book for partners of the artificial person, without the prejudice of authorizations required from other authorities pursuant legal, ruling and administrative applicable provisions. Notification referred to in number 1.16.1. will not be needed when the subscription or transfer is regarding stocks or shares representing netural investments under the terms of the Law of Foreign Investment, or when it regards to increases in capital subscribed by the shareholders, whenever the participation of each one is not modified in the equity.

In case the interested party that wants to subscribe or acquire shares or stocks is an artificial person, the notification referred to in condition 1.16.1. shall be filed with the information necessary for the Ministry to know the identity of the natural persons with interests in shares for more than 10% (ten per cent) of the capital of said artificial person.

This condition shall be included in social ordinances, titles or certificates issued by the Concessionaire.

1.17. TRAINING AND TECHNOLOGIC DEVELOPMENT. The Concessionaire shall develop training programs for the personnel. In addition, the Concessionaire shall carry out research and development actions in the country, for which it shall be coordinated with the Commission or with Research and Technologic Development Institutions in Mexico.

1.18. NAMING OF THE TECHNICAL RESPONSIBLE PARTY. The Concessionaire is compelled to name a responsible party, before the Commission, for the technical operation of the Network, who will have the necessary administration authority to oblige the Concessionaire before the Commission in what regards to the technical operation of the Network.

1.19. NAMING OF THE LEGAL REPRESENTATIVE. The Concessionaire shall, at any moment during the term of the Concession, have a legal representative with general faculties for litigation, collection, and administration acts, under the terms of Article 2554 of the Civil Code for the Federal District in Common Matters, and for the Country in Federal Matters, and others in other federal entities of the country, credited before the Ministry and the Commission, without the prejudice to be able to name other legal representatives that may represent the Concessionaire before the Ministry and the Commission.

                                   CHAPTER TWO
                          SERVICE APPLICABLE PROVISIONS

2.1. QUALITY OF SERVICE. The Concessionaire is compelled to deliver the services included in this Concession in a continuos and efficient way, guaranteeing interoperation and interconnection at any moment, pursuant the applicable law and the technical features established in the annex (es) of this Concession and the applicable administrative provisions.

The Concessionaire, in addition, in a 360 (three hundred and sixty) natural-day term, beginning with the date the Concession was granted for the use and exploitation of the radioelectric spectrum frequency bands for the delivery of wireless fixed of mobile access service, is compelled to instrument the necessary mechanisms to make repairs to the Network or failures in services, within the 8 (eight) working hours that follow the receipt of the report.

The Concessionaire shall look forwards to deliver the services included in this Concession with the best price, diversity and quality conditions for the benefit of users, with the purpose to promote an efficient telecommunications development. Thus, it shall deliver the minimum quality standards for services to the Commission, within the 120 (one hundred and twenty) natural days beginning with the date the Concession was granted for the use and exploitation of the radioelectric spectrum frequency band to deliver wireless fixed or mobile access services, without the prejudice that the Commission may issue rules with general character for that purpose.

2.2 INTERCONNECTION. In compliance with Articles 41, 42 and 43 of the Law, the Concessionaire shall enter into interconnection agreements with any other authorized concessionaire of public telecommunications network that may require it.

The Concessionaire, in compliance with the laws, bylaws, rules, fundamental plans, and other administrative provisions applicable and general in character, shall interconnect the Network with other networks authorized by the Ministry that may require it, in a non-discriminatory way. In case a interconnection agreement is not reached, the Commission shall solve what is pertaining.

2.3. INTERRUPTION OF SERVICE. In the event the delivery of any service is interrupted for a period longer that 72 (seventy-two) consecutive hours, beginning with the date established in the pertaining report, the Concessionaire shall reimburse the users the rate that corresponds to the time the interruption lasts.

2.4. CLAIM AND REPAIR SYSTEM. The Concessionaire shall establish a claim and failure repair system.

The Concessionaire shall make a monthly report including the incidence of failures by type, corrective actions adopted and reimbursements made, which shall be filed before the Commission under request.

The Commission may make this information available to the people, along with that from other concessionaires rendering similar services in the country or in the same region.

2.5. MEASURE EQUIPMENT AND QUALITY CONTROL. The Concessionaire is compelled to take the necessary measures to assure the precision and reliability of the equipment used to measure the quality of the billing of services to the date the operation and exploitation of the Network begins. For this purpose, the Concessionaire shall make caliber tests to the equipment and file the Commission, under requirement, the results by calendar quarter and, in its case, the documents that guarantee that the pertaining adjustments were made.

In addition, the Concessionaire shall keep the information generated in the registries of measuring equipment that the Commission determines.

2.6. COMMERCIAL PRACTICES CODE. The Concessionaire shall integrate, in a 180 (one hundred and eighty) day term, beginning with the date the Concession was granted for the use and exploitation of the radioelectric spectrum frequency band to deliver wireless fixed or mobile access service, in compliance with the general rules issued by the Commission for that purpose, a commercial practice code, clearly describing and summarizing, the different services that are rendered, and the methodology to apply the pertaining rates. Once the code has been integrated, prior authorization by the Commission, the Concessionaire shall make it available to the people in its commercial offices, and publish a part in one of the most important newspapers nationwide.

2.7. EMERGENCY SERVICES. The Concessionaire shall notify the Commission the date to begin the operation and exploitation of the Network an action plan to prevent interruption of services, and to deliver emergency services in cases of emergency or force majeure.

In case of an emergency and within the coverage area, the Concessionaire shall deliver for free the services that are essential, as deemed by the Ministry, and only for the time and in the proportion that the emergency demands.

The Concessionaire shall notify the Commission, in case of any event that has a general or significant impact on the operation of the Network.


                                  CHAPTER THIRD
                                      RATES


3.1. UNDULY CHARGE OF RATES. If the Concessionaire charges the users tariffs not registered or different to those established, in its case, in agreement with Articles 61 and 63 of the Law, it shall reimburse the difference from the registered or established tariffs.

The previous without the prejudice of sanctions imposed in compliance with the Law and other legal, ruling and administrative applicable provisions.

3.2. CROSS SUBSIDIES. The Commission may verify at any moment, that the rates that are registered do not constitute cross subsidies under the terms of Article 62 of the Law. For this purpose, the Concessionaire shall deliver the pertaining information within the 60 (sixty) natural days that follow the date the request by the Commission is received.

3.3. BILLING. The Concessionaire's billing system shall be approved by the Commission before its application.


                                  CHAPTER FOUR
                          VERIFICATION AND INFORMATION


4.1. Without the prejudice of the faculties that the Commission has to require any other information from the Concessionaire under the terms of Article 68 of the Law, the latter shall file to the Commission, within 150 (one hundred) natural days, beginning with the closing date of the pertaining period:

4.1.1. Audited financial statements, divided in services and, in its case, by geographical area;

4.1.2. A description of the main fixed assets of the Concessionaire that the Network includes, in accordance with the formats established by the Commission; and

4.1.3. A report about the actions carried out in training programs for the personnel, as well as research and development actions in the country, as established in condition 1.17. of this Concession.

4.2. The Concessionaire shall give the Commission a quarterly report about the advancement in the Network expansion program.

4.3. The Concessionaire shall deliver to the Commission, under request, the statistical information about traffic, routing, occupation, performance and other operation parameters generated by the Network, in compliance with general provisions issued by the Commission for that purpose. In addition, it shall deliver the accounting information by service, region, function and Network components, prior approval by the Commission of the methodology and periodicity that corresponds.


                                  CHAPTER FIVE
                                    DOMICILE


5. The Concessionaire declares that the domicile to hear or receive all kinds of notifications and documents is located in Prolongacion Reforma 1236, P.H., Colonia Santa Fe, Delegacion Cuajimalpa, C.P. 05348, Mexico, D.F.

In case the Concessionaire changes the domicile stated before, it shall notify said change to the Commission, within the 15 (fifteen) days that follows the change.

                                   CHAPTER SIX
                                    GUARANTEE

6. The Concessionaire will establish, for the Satisfaction of the Ministry, the guarantee regarding the fulfillment of the obligations derived from this Concession, and the form and terms established in the Annex of this Concession.

                                  CHAPTER SEVEN
                          JURISDICTION AND COMPETITION

7. The Concessionaire agrees that for the interpretation and execution of this Concession, excluding that which shall be administratively solved by the Ministry or the Commission, it expressly submits to the Legislation of the Federal Courts in of Mexico City, Federal District, leaving without effect any jurisdiction that may correspond to their actual or future domiciles.

                Mexico City, Federal District, October 12, 1998.


                  MINISTRY OF COMMUNICATIONS AND TRANSPORTATION
                                  THE MINISTER
                              CARLOS RUIZ SACRISTAN

                                    (signed)


                               THE CONCESSIONAIRE
                           IUSACELL PCS, S.A. DE C.V.

                                    (signed)


                              LEGAL REPRESENTATIVE
                              JORGE HALVAS BEGOVICH

 Rubber stamp on each page: Mexican United States. Lic. Francisco I Hugues
                 Velez. Notary No. 212 Mexico, Federal District.

ANNEX A OF THE TITLE OF CONCESSION TO INSTALL, OPERATE AND EXPLOIT PUBLIC TELECOMMUNICATIONS NETWORK GRANTED BY THE FEDERAL GOVERNMENT THROUGH THE MINISTRY OF COMMUNICATION AND TRANSPORTATION, UNDER THE FEDERAL LAW OF COMMUNICATIONS AND TRANSPORTATION, IN FAVOR OF IUSACELL PCS, S.A. DE C.V., DATED ON OCTOBER 12, 1998.

A.1. DEFINITIONS. The terms used in this Annex shall have the definitions given in the Concession or in the Law, except when expressly defined in this Annex.

A.2. SERVICES INCLUDED. This Annex includes the following wireless fixed or mobile access services that will be rendered through the public telecommunications network.

         A.2.1. Local wireless fixed or mobile telephone service.

         A.2.2. Commercialization of the Network capacity for the emission, transmission or reception of signs, signals, writings, images, voice, sounds or information of any nature.

         A.2.3. Access to data, video, audio and videoconference networks.

Each telecommunications service delivered to the final user will be subject to the applicable legal, ruling and administrative provisions.

The Concessionaire is compelled to deliver long distance telephone service to subscribers through the interconnection of its public telecommunications network to the long distance networks authorized by the Ministry.

The Concessionaire may not deliver the services stated in this Annex until the Ministry grants the concessions for the use and exploitation of the radioelectric spectrum frequency bands for the delivery of wireless fixed or mobile access service in regions 1 and 4 corresponding to licitation 4PCSE1 and 16PCSE4, referred to in background IV herein.

In the event the Concessionaire wants to deliver other services, different to those included in this title of concession, it shall require in its case, the pertaining concession, permission or express authorization by the Ministry, according to the Law and other applicable legal, ruling and administrative provisions.

A.3. TERM TO BEGIN THE EXPLOITATION OF THE NETWORK. The Concessionaire shall begin the exploitation of the Network at the most 360 (three hundred and sixty) natural days beginning with the date the Ministry grants the concessions for the use and exploitation of the radioelectric spectrum frequency bands for the delivery of wireless fixed or mobile access service in regions 1 and 4 , in favor of the Concessionaire, corresponding to licitation 4PCSE1 and 16PCSE4, referred to in background IV herein.

The Ministry shall grant the concessions indicated in the previous paragraph whenever the Concessionaire: a) Credits payment of rights foreseen in Articles 93, 94 and others applicable form the Federal Law of Rights; b) Makes the payment of the total amount of the economic consideration for the granting of the titles of concession that correspond to licitation referred to in background IV herein; c) files a writing in which it establishes it has not behaved or have learned about collusive behavior from other participants, and d) fulfills all other obligations foreseen in the Basis, as well as documents that formed part of the licitation process for the granting of concessions for the use and exploitation of the radioelectric spectrum frequency bands for the delivery of wireless fixed or mobile access in compliance with the Invitation.

A.4. COVERAGE COMMITMENTS. For regions 1 and 4, the Concessionaire shall, in a 3-year (three) term beginning with the granting of the concession for the use and exploitation of the radioelectric spectrum frequency bands for the delivery of wireless fixed or mobile access service that correspond to licitation referred to in background IV herein respectively, offer the services under concession with its own Network in the municipalities or political delegations which, according to the last available census, have a 20% (twenty per cent) of the total population of each region under concession. In a five-year (five) term, beginning with the granting of the concessions for the frequency band, it shall offer the services under concession with its own Network in the municipalities or political delegations which, according to the last available census, have a 50% (fifty per cent) of the total population of each region under concession.

With the purpose that the municipality or politic delegation is considered with services, the Concessionaire shall be able to deliver them with no discrimination, whenever any user requests it, in a geographical area with 40% (forty per cent) of the population from the municipality or politic delegation.

Six (6) months before the termination of every five-year period beginning with the date the Concession was granted for the use and exploitation of radioelectric spectrum frequency bands to deliver wireless fixed or mobile access service corresponding to licitation referred to in background IV herein, the Concessionaire shall agree with the Commission the Network coverage program for the following five-year term. The Commission shall approve the coverage program that the Concessionaire shall apply, before the beginning of the corresponding five-year term, taking into account the objectives of the Law, the economic liability of said program as foreseen in Article 50 of said order.

The failure to fulfill the obligations stated hereinbefore will cause the revocation of the Concession under the terms of fraction IV Article 38 of the Law.

A.5. TECHNICAL NETWORK SPECIFICATIONS. The Concessionaire is compelled to install the Network with, at least, the technical specifications indicated in numeral 14 called "Technical Specifications of the Project", from its application referred to in background 1, from which summary is adjoined to this annex and becomes integral part of the Concession. Any modification to technical specifications in the Network shall require prior authorization by the Commission.

A.6. In accordance to Article 36 of the Ordinances for Civil Airports and Aerodromes, and with Mexican Official Rules and other applicable provisions, the antennas that will be installed shall require the pertaining permission from the Ministry.

A.7. OPERATION AND QUALITY OF SERVICES. The Concessionaire shall fulfill the rules for quality of service established by the Commission.

Whenever the Concessionaire builds and installs a Network, it shall take into account the security of the people, their goods and other services, with the purpose to prevent interference in their operations.

A.8. In the delivery of the services under concession, the Concessionaire shall be subject to the following:

         A.8.1. The Concessionaire shall answer all requirements of service within its coverage area where it has an acceptable quality signal pursuant to the established rules.

         A.8.2. The Concessionaire shall terminate traffic coming from other interconnected networks.

         A.8.3. Whenever the Concessionaire origins a call destined to a group of local service exchanges different to its own, it shall deliver the call in the interconnection point agreed and the signaling information regarding "A" and "B" to the pertaining long distance concessionaire without modification, in compliance with the Signaling Plan.

         A.8.4. The Commission, whenever the public interest demands it, and pursuant general rules, may exclude the Concessionaire from the implementation of the pre-subscription selection service from the long distance carrier. However, the Concessionaire shall offer the users, at any moment, the dialing selection service in compliance with the Numbering Technical Fundamental Plan and the Rules for Long Distance Service.

A.9. BONDS. The Concessionaire shall constitute a deposit in a term no longer than 30 (thirty) natural days, beginning with the date this Concession was granted, at an authorized institution for the amount of $5,000.000.00 (Five million pesos 00/100 Mexican Currency), in favor of the Treasury of the Federation which, a) will become effective in the event this Concession is revoked, b) to guarantee the payment of pecuniary sanctions imposed by the Ministry, in its case, and c) as guarantee in case of default on the conditions of the Concession. The guarantee will be effective for the term of the Concession and shall be annually updated according to the Consumer Price Index or that which may substitute it.

The policy issued with the deposit shall include express statement that the bonding institution accepts what is established in Articles 95 and 118 of the Law of Federal Bonding Institutions in effect, and the waiver of rights of excussion and discussion.

A.10. ACCOUNTING INFORMATION. The Concessionaire shall provide all the accounting information by service, region, functions and network components regarding the services included in this Annex, according to the methodology and periodicity approved by the Commission for that purpose, in compliance to the applicable legal, ruling and administrative provisions.

A.11. CARRIER'S COMMITTEE. The Concessionaire, in its character of local service carrier, shall participate in the Carrier's Committee established pursuant to the Local Service Rules published in the Official Gazette of the Federation on October 23, 1997.

A.12. The Concessionaire shall make the information regarding interconnection circuits installed with other public telecommunications networks available to the Commission.

A.13. The Concessionaire shall request the Commission the allocation of the pertaining local numbering, under the Terms of the Numbering Fundamental Technical Plan.

                                                   TELECOMMUNICATIONS POLITIC
                                                   AND GENERAL DIRECTION

                                                   112      2526



                                                   Mexico City, October 12, 1998


LIC. JORGE HALVAS BEGOVICH
LEGAL REPRESENTATIVE OF
IUSACELL PCS; S.A. DE C.V.
PRESENT
                                                                            2572


We are formally delivering you the Title of Concession for Determined Use Frequency Bands for the Delivery of the Wireless Fixed or Mobile Access Service in Region 4, granted by the Federal Government through the Ministry of Communications and Transportation in favor of Iusacell PCS, S.A. de C.V.

The previous pursuant writing dated on May 18, 1998, in which the Full of the Federal Telecommunications Commission voted in favor of your representative, to allocate licitation 16PCSE4.





                                Yours truly,
                                EFFECTIVE SUFRAGE, NO REELECTION
                                General Director



                                Ing. Leonel Lopez Celaya

Cc Lic. Jorge Nicolin.-  Under Secretary of Communications

MINISTRY OF COMMUNICATIONS
 AND TRANSPORTATION
UNDER MINISTRY OF COMMUNICATIONS

                                                                           #2572














                           TITLE OF CONCESSION FOR THE
                             RADIOELECTRIC SPECTRUM
                         FREQUENCY BANDS TO DELIVER THE
                         WIRELESS FIXED OR MOBILE ACCESS
                               SERVICE IN REGION 4










                           IUSACELL PCS, S.A. DE C.V.

   CONCESSION TO USE AND EXPLOIT A RADIOELECTRIC SPECTRUM FREQUENCY BAND FOR A DETERMINED USE IN THE MEXICAN UNITED STATES, GRANTED BY THE FEDERAL GOVERNMENT
   THROUGH THE MINISTRY OF COMMUNICATION AND TRANSPORTATION (HEREIN MINISTRY) IN FAVOR OF IUSACELL PCS, S.A. DE C.V. (HEREIN CONCESSIONAIRE), IN ACCORDANCE
                   TO THE FOLLOWING BACKGROUND AND CONDITIONS:

                                   BACKGROUND

I. The Concessionaire filed an application before the Federal Telecommunications Commission (herein Commission), dated on October 17, 1997, to participate in the licitation for the granting of concessions for the use and exploit of radioelectric spectrum frequency bands for the delivery of the wireless fixed or mobile access service in compliance with Invitation published in the Official Gazette of the Federation on June 9, 1997, (herein Invitation), and the pertaining licitation Basis published in the Official Gazette of the Federation on June 30, 1997 and their modifications published in the Official Gazette of the Federation on June 4, August 15, September 3 and 4, November 12, 1997 (herein Basis).

II. The Full of the Federal Commission for Competition resolved in session celebrated on November 4, 1997, not to object nor condition the participation of the Concessionaire in the licitation mentioned hereinbefore, modifying said resolution in writing 3-101-(777)-97-490 dated on November 4, 1997.

III. The Ministry, through the Commission, analyzed and stated the Concessionaire's application documentation, and according to the licitation procedure foreseen in the Basis, and pursuant to Articles 14, 15, 16, 17 and others pertaining to the Federal Law of Telecommunications, resolved with writing CFT/D01/P/557/97 dated on November 5, 1997, to grant the Concessionaire the Qualification Certificate for an application duly integrated and which satisfied the requirements for that purpose.

IV. The Commission, with writing CFT/D01/P/621/97 dated on November 14, 1997, solved to grant the Concessionaire a Participation Certificate due to the fact that on November 7, he presented the pertaining Formality Guarantee, granting in the same act, a confidentiality password to participate in the licitation process. Since the Concessionaire presented the highest valid bid for licitation 16PCSE4 of said licitation, in compliance to the Licitation Guide delivered to the Concessionaire, the Full of the Commission voted in favor of the Concessionaire on May 18, 1998, granting the concession of said.

V. On September 30, 1998, the Concessionaire paid the pertaining consideration to the Federal Government, thus, founded on Articles 36, fraction III, of the Organic Law of Federal Public Administration; 10, fraction II; 11, fraction I; 12, 14, 18, 19 and others pertaining to the Federal Law of Telecommunications; fourth and fifth, fraction XI of the Inner Bylaw of the Ministry of Communications and Transportation, the Ministry grants the Concession to use and exploit a radioelectric spectrum frequency band for the delivery of wireless fixed or mobile access service through a public telecommunications network, which shall be subject to the following:

                                   CONDITIONS

                                  Only Chapter
                               General Provisions

1. Definition of terms. For the purpose of this document, the following definitions and terms will have the next meaning:

1.1 Wireless access. Two-direction radioelectric link service between a public telecommunications network and the final user for the transmission of sings, signals, writings, images, voice, sound or information of any nature;

1.2 Concession: that contained in this Title to use and exploit a radioelectric frequency band to deliver wireless fixed or mobile access services.

1.3 Law: the Federal Law of Telecommunications:

1.4 Interconnection: physical and logic connection between two public telecommunication networks that allows carrying traffic between the exchanges of both networks. Interconnection allows users in one network to connect and carry traffic with users in the other network, or to have access services rendered by the other network;

1.5 Interoperation: technical features of a group of interconnected public telecommunications networks through which the provision of a specific service is constantly and predictably assured under the terms of the functional delivery of services between networks;

1.6 Fundamental Plans: the Signaling Technical Fundamental Plan and the Numbering Technical Fundamental Plan, issued on June 21, 1996, and those issued in the future by the Ministry or the Commission; and

1.7 Rules: Local Service Rules, published in the Official Gazette of the Federation on October 23, 1997, or those that may substitute them in the future.


2. Purpose of the Concession: This Title grants a Concession for the use and exploitation of the radioelectric spectrum frequency band indicated in number
3.1. to deliver wireless fixed or mobile access services, which, pursuant with the title of concession granted to install, operate and exploit a public telecommunications network and their pertaining Annexes, the Concessionaire shall render to the final user through its public telecommunications network in Region 4, which includes the states of Nuevo Leon, Tamaulipas and Coahuila, excluding the municipalities of Torreon, Francisco I. Madero, Matamoros, San Pedro and Viesca.

3. Technical Specifications. The technical specifications for the use and exploitation of the frequency band object of this Concession, shall be subject to the Law, its bylaws, Mexican official rules, international recommendations and other applicable administrative provisions, as well as technical and administrative provisions stated in international agreements and applicable protocols accepted by the Mexican Government, and the technical specifications and operation features indicated hereinafter.

3.1 Frequency bands. During the term of this Concession, the Concessionaire may use the 1885-1890 MHz frequency band for the lower segment and the 1965-1970 MHz frequency band for the upper segment, with a total bandwidth of 10 MHz, within the coverage area indicated in number 3.4.

3.2 Operation parameters. The concessionaire shall provide the Ministry, the information that follows, 90 (ninety) natural days before the operation of the Network begins in the pertaining region. The information that has modifications in the initial project shall be updated every six months before the Ministry.

Frequency bands, maximum distance among radio bases, maximum apparent radio base radiated power, access technique and reference rule, frequency plan (in its case), location of radio bases (address and geographical coordinates), height of antennas and radiation pattern, total number of subscribers per region (beginning with the first semester of operation).

In compliance with the Law, all equipment, radio bases and terminal sets of the user shall have the pertaining homologation certificate, which shall be indicated by the Concessionaire in what pertains to its own systems.

Location of radio base, repeater and exchange stations. The Concessionaire shall deliver to the Commission every six months, the information pertaining to the location of radio base, repeaters and exchange stations installed for the delivery of the service under the concession.

3.3 Coverage Area. Region 4 includes the states of Nuevo Leon, Tamaulipas and Coahuila, excluding the municipalities of Torreon, Francisco I. Madero, Matamoros, San Pedro and Viesca.

4. Coverage obligations. The Concessionaire shall, within 3 (three) years beginning with the date the Concession was granted, offer the services under the concession with its own Network in the municipalities or politic delegations which, according to the last available census, have 20% (twenty per cent) of the total population of the region under concession. In a 5 (five) year term beginning with the date the Concession was granted, it shall offer the services under the concession with its own Network in the municipalities or politic delegations which, according to the last available census, have 50% (fifty per cent) of the total population of the region under the concession.

With the purpose that the municipality or politic delegation is considered with services, the Concessionaire shall be able to deliver them with no discrimination, whenever any user requests it, in a geographical area with 40% (forty per cent) of the population from the municipality or politic delegation.

Six (6) months before the termination of every five-year period beginning with the date the Concession was granted, the Concessionaire shall agree with the Commission the Network coverage program for the following five-year term. The Commission shall approve the coverage program that the Concessionaire shall apply, before the beginning of the corresponding five-year term, taking into account the objectives of the Law the economic liability of said program as foreseen in Article 50 of said order.

The failure to fulfill the obligations stated hereinbefore will cause the revocation of the Concession under the terms of fraction IV Article 38 of the Law.

5. Investment program. The Concessionaire is compelled to make the necessary investments with the purpose to fulfill the coverage obligations referred to in numeral 4.

6. Services that the Concessionaire may deliver. The radioelectric spectrum frequency band for determinate use matter of this Concession will be destined to the solely deliver of wireless fixed or mobile access service through the public telecommunications network, included in Annex "A" of the Concession to install, operate and exploit a public telecommunications network granted by the Federal Government through the Ministry in favor of the Concessionaire.

The Ministry may, however, prior suggestion by the Commission, authorize the delivery of additional services within the frequencies object of this Concession, and under express request by the Concessionaire, whenever the delivery of the services does not imply interference with fixed or mobile access services operating in the frequency band matter of the Concession, being necessary that the Concessionaire is fulfilling the commitments of its title of Concession.

6.1 Each telecommunications service delivered to the final user will be subject to applicable legal, ruling and administrative provisions.

7. Operation conditions of the wireless fixed or mobile access service through a public telecommunications network.

7.1 The Concessionaire shall provide the services authorized in Annex "A" of its title of concession to install, operate and exploit a public telecommunications network, with its own network.

7.2 The Concessionaire shall provide the services authorized charging the rates previously registered before the Commission under the terms of the Law, being the Concessionaire the direct responsible party before the Ministry and users of said service provision.

7.3 The agreements the Concessionaire would like to celebrate with the subscribers, shall be previously approved by the Commission.

7.4 The Concessionaire shall have a separate accounting for the delivery of the different services; in addition he shall apply the commercial tariffs and conditions previously registered in the Telecommunications Registry, and apply said tariffs and conditions in a non discriminatory way.

7.5 The Concessionaire, in compliance with the laws, by laws, rules, technical and fundamental current plans and other administrative, general and applicable provisions, shall interconnect his Network with other networks authorized by the Ministry that may require it in a non discriminatory way. In case they may not reach an agreement in interconnection, the Commission shall give a resolution.

7.6 The Concessionaire shall give notification to the Commission as soon as it learns about unauthorized users in the bands object of this Concession.

7.7 The Concessionaire, under the terms of Article Fifth Transitory of the Law, is compelled to follow the terms and conditions of the titles of concession and permissions granted before the Law came into effect, in which the use of frequencies that are part of the frequency band indicated in numeral 3.1. is contemplated. With that purpose, the Concessionaire will be subject to Administrative Resolutions issued by the Ministry or the Commission for that purpose.

8. Consideration. The Concessionaire turned over to the Federal Government $355,251,000.00 (Three Hundred and Fifty-five Million, Two Hundred and Fifty-one Thousand Pesos 00/100 Mexican Currency) plus the Value Added Tax for the Title of the Concession.

9. Term. The term of this Concession will be of 20 (twenty) years beginning with the date the Concession was granted.

The Concession may be extended as deemed by the Ministry pursuant to the Law, for which, the Ministry itself may require, in its case, the payment of a consideration which amount will be fixed taking into account, among other criteria, the radioelectric spectrum frequency bandwidth under concession, the geographical coverage of the Concession, and the new services that may be delivered in said bands. In case the Concessionaire does not accept the conditions established by the Ministry to extend the term of the Concession, the Ministry, exercising the authority of the State in the matter, and to assure the continuity and modernization of the services, shall make a licitation with said radioelectric spectrum frequency band before the termination of the term of the Concession.

10. Applicable Law. The use and exploitation of the radioelectric spectrum frequency band object of the Concession shall be subject to the Political Constitution of the Mexican United States, the Law and other laws stated in
Article 8 of said legal order, as well as international treaties, laws, bylaws, decrees, Rules, technical fundamental plans, Mexican official rules, resolutions, agreements, writings and other administrative provisions issued by the Ministry and the Commission, as well as the conditions established in this Concession.

In addition, in what is not foreseen in the Concession, the Title of Concession to install, operate and exploit a public telecommunications network granted by the

Federal Government through the Ministry in favor of the Concessionaire will be applied in a supplementary way.

The Concessionaire agrees that if legal and administrative provisions referred to in the previous paragraph to which this Concession is subject to, were repealed, modified or added, the Concessionaire will be subject to the new legislation and administrative provisions, beginning with the date they come into effect.

11. The Concessionaire declares that the domicile to hear or receive all kinds of notifications and documents is located in Prolongacion Reforma 1236, P.H., Colonia Santa Fe, Delegacion Cuajimalpa, C.P. 05348, Mexico, D.F.

In case the Concessionaire changes the domicile stated before, it shall notify said change to the Commission, within the 15 (fifteen) days that follow the change.

7. Jurisdiction. The Concessionaire agrees that for the interpretation and execution of this Title of Concession, excluding that which shall be administratively solved by the Ministry or the Commission, it expressly submits to the Legislation of Mexico City, Federal District, leaving without effect any jurisdiction that may correspond to its actual or future domicile.

                Mexico City, Federal District, October 12, 1998.


                  MINISTRY OF COMMUNICATIONS AND TRANSPORTATION
                                  THE MINISTER
                              CARLOS RUIZ SACRISTAN

                                    (signed)


                               THE CONCESSIONAIRE
                           IUSACELL PCS, S.A. DE C.V.

                                    (signed)


                              LEGAL REPRESENTATIVE
                              JORGE HALVAS BEGOVICH

Rubber stamp on each page: Mexican United States. Lic. Francisco I Hugues Velez. Notary No. 212. Mexico, Federal District.

FRANCISCO I. HUGUES VELEZ, HEAD NOTARY NUMBER TWO HUNDRED AND TWELVE OF THE FEDERAL DISTRICT CERTIFY: THAT THE PRESENT PHOTOSTAT COPY COMPRISING NINE SHEETS ON ONE SIDE ONLY SEALED AND NUMBERED ARE AN ACCURATE REPRODUCTION OF ITS ORIGINAL WHICH I HAD IN MY SIGHT AS APPEARS IN WRITING NUMBER TWO THOUSAND FIVE HUNDRED AND SEVENTY-TWO ON THIS DATE, BOOK NUMBER ONE OF NOTARY TWO HUNDRED AND ELEVEN IN THE SAME DISTRICT UNDER LIC. JOSE EUGENIO CASTANEDA ESCOBEDO, MY PARTNER.- MEXICO, FEDERAL DISTRICT. OCTOBER THE FIFTEENTH, 1998.


HEAD OF THE NOTARY NO. 212 OF THE FEDERAL DISTRICT
(signed)
LIC. FRANCISCO I. HUGUES VELEZ
Ivm
(Rubber stamp as above)